Impairment of assets	6 Months Ended
Jun. 30, 2021
Impairments [Abstract]
Disclosure of impairment of assets [text block]	Impairment and losses on sale of businesses and fixed assets(a)
Impairment reversals net of losses on sale of businesses and fixed assets for the second quarter and first half 2021 were $2,937 million and $2,564 million respectively (charges of $11,770 million and $12,919 million for the comparative periods in 2020) and include net impairment reversals for the second quarter and first half 2021 of $2,964 million and $2,744 million respectively (charges of $11,848 million and $12,646 million for the comparative periods in 2020). Impairment charges included within the 2021 numbers are immaterial.
gas & low carbon energy segment
Net impairment reversals in the gas & low carbon energy segment were $1,270 million and $1,148 million for the second quarter and first half 2021 respectively (charges of $6,111 million and $6,112 million for the comparative periods in 2020).
Impairment reversals for the second quarter and first half 2021 mainly relate to producing assets and principally arose as a result of changes to the group’s oil and gas price assumptions. They include amounts in Azerbaijan, India and Trinidad. The recoverable amounts of the cash generating units within these businesses were based on value-in-use calculations.
oil production & operations segment
Net impairment reversals in the oil production & operations segment were $1,756 million and $1,657 million for the second quarter and first half 2021 (charges of $5,008 million and $5,792 million for the comparative periods in 2020).
Impairment reversals for the second quarter and first half 2021 mainly relate to producing assets and principally arose as a result of changes to the group’s oil and gas price assumptions. They include amounts in BPX Energy and the North Sea. The recoverable amounts of the cash generating units within these businesses were based on value-in-use calculations.

(a)     All disclosures are pre-tax.